SUP-0119-1017

BERNSTEIN FUND, INC.

Non-U.S. Stock Portfolio:

-International Small Cap Portfolio

(the “Portfolio”)

Supplement dated October 26, 2017 to the Prospectus dated January 27, 2017 of the International Small Cap Portfolio of Bernstein Fund, Inc.

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Effective November 1, 2017, the following language replaces the fourth paragraph in the Prospectus under “Principal Strategies” with respect to the Portfolio:

The Manager seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Manager generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Manager typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

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Effective immediately, the following chart replaces the chart under the heading “Portfolio Managers” in the summary sections of the Prospectuses for the Portfolio and reflects those persons responsible for day-to-day management of the Portfolio’s portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons primarily responsible for the day-to-day management of the Portfolio.

Employee	Length of Service	Title
Andrew Birse	Since 2015	Senior Vice President of the Manager

Peter Chocian	Since 2015	Vice President of the Manager

Nelson Yu	Since 2016	Senior Vice President of the Manager

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Effective immediately, the following replaces the twelfth and thirteenth paragraphs and corresponding table in the section “Management of the Portfolios — Portfolio Managers” in the Prospectus, which relate to the Portfolio.

The day-to-day management of, and investment decisions for, the International Small Cap Portfolio are made by a team comprised of senior portfolio managers. No one person is principally responsible for coordinating the Portfolio’s investments.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Andrew Birse; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated as a portfolio manager and analyst since prior to 2012.

Peter Chocian; since 2015; Vice President of the Manager	Vice President of the Manager, with which he has been associated as a portfolio manager and analyst since prior to 2012.

Nelson Yu; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2012. He is also Head of Blend Strategies since 2017 and Head of Quantitative Research for Equities since 2014.

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This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectuses(es) for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0119-1017